UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 29, 2003



                            MAXUS REALTY TRUST, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


            Missouri                     000-13754                43-1339136
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
incorporation or organization)            number)            Identification No.)


104 Armour, North Kansas City, Missouri                               64116
---------------------------------------                          ---------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code    (816) 303-4500
                                                      --------------

         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Maxus Realty Trust, Inc ("MRTI",  the "Trust" or "the Registrant") hereby amends
Item 7 of its Current Report on Form 8-K dated May 29, 2003 as filed on June 2, 2003 with respect to the required financial statements and pro forma information.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statement of Business Acquired.

            Not applicable

        (b) Pro Forma Financial Information.

            The following unaudited pro-forma financial statements are filed with this report:

                                                                            Page
                                                                            ----
            Pro Forma Statement of Operations (unaudited) of Maxus Realty
            Trust, Inc., for the Year Ended December 31, 2002                F-1

            Notes to Pro Forma Information.                                  F-2


          The unaudited Pro Forma Statement of Operations for the year ended December 31, 2002 assumes the Registrant had sold the Atrium as of January 1, 2002. This pro forma information does not purport to represent actual or expected operating results of MRTI or the Atrium for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

          The Registrant's pro forma balance sheet as of June 30, 2003 and pro forma statements of operations for the six months ended June 30, 2003 were previously filed by the Registrant in its quarterly report on Form 10-QSB for the period ended June 30, 2003, which was filed on August 11, 2003.

          The unaudited pro forma financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's consolidated financial statements for future periods will reflect the disposition only from May 29, 2003, the date of disposition.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Maxus Realty Trust, Inc.,


Date: August 11, 2003                           By:  /s/ Danley K. Sheldon
                                                     ------------------
                                                     Danley K. Sheldon
                                                     Chief Executive Officer and
                                                     President

                            MAXUS REALTY TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)


Year ended December 31, 2002:

                                                        MRTI             Pro Forma
                                                     Historical          Adjustments             Pro Forma
                                                     Amount (2)      Disposal of Atrium (3)       Amounts
                                                     (audited)
Revenue:
   Rental                                         $  6,704,000           (1,176,000)             5,528,000
   Other                                               585,000              (90,000)               495,000
                                                     ---------           ----------              ---------
           Total revenue                             7,289,000           (1,266,000)             6,023,000
                                                     ---------           ----------              ---------

Expenses:
   Repairs and maintenance                           1,014,000             (246,000)               768,000
   Real estate taxes                                   646,000             (222,000)               424,000
   General and administrative                          295,000                  ---                295,000
   Utilities                                           449,000             (115,000)               334,000
   Depreciation and amortization                     1,719,000             (313,000)             1,406,000
   Management fees                                     327,000              (46,000)               281,000
   Other operating expenses                            986,000              (54,000)               932,000
                                                     ---------            ---------              ---------
           Total operating expenses                  5,436,000             (996,000)             4,440,000
                                                     ---------            ---------              ---------
           Net operating income                      1,853,000             (270,000)             1,583,000

           Interest:
              Interest income                           (9,000)                 ---                 (9,000)
              Interest expense                       1,667,000              (62,000)             1,605,000
                                                     ---------            ---------              ---------
                Net income (loss)                $     195,000             (208,000)               (13,000)
                                                     =========            =========              =========

Per share data:
   Net Income (loss)                             $         .16                 (.17)                  (.01)
                                                     =========            =========              =========

Weighted average shares outstanding                  1,224,000            1,224,000              1,224,000
                                                     =========            =========              =========

                            MAXUS REALTY TRUST, INC.
                         NOTES TO PRO FORMA INFORMATION

1. The Atrium:

On May 29, 2003, the Registrant's wholly-owned subsidiary sold The Atrium at Alpha Business Center (the "Atrium"), an office building located in Bloomington, Minnesota, to an unrelated third party. The sale resulted in a net book loss estimated at approximately $26,000 and provided approximately $3,500,000 in net sale proceeds, after payoff of the Atrium's line of credit and payment of selling costs.

2. MRTI Historical Amounts

Certain reclassifications have been made to conform with current period presentation.

3. Pro Forma Adjustments

MRTI maintains separate financial statements for each property and the pro forma adjustments reflect the removal of the Atrium's separate statement of operations from the historical consolidated statement of operations. There are no corporate allocations within the Atrium's separate financial statements.







                                       F-2